BIGTOKEN POINT LIABILITY	12 Months Ended
Dec. 31, 2018
Big Token, Inc. [Member]
BIGTOKEN POINT LIABILITY

NOTE 2 – BIGTOKEN POINT LIABILITY

During the three months ended March 31, 2019 the Company instituted a policy that allows BIGtoken user to redeem outstanding BIGtoken points for cash if their account and point balances meet certain criteria. As of June 30, 2019, the Company has estimated the future liability for point redemptions to be $186,800. The Company considered the total number of points outstanding, the conversion rate in which points are redeemable for cash. Due to the recency of the BIGtoken platform and the ability for users to redeem points for cash, the Company does not have sufficient history to estimate account attrition and the associate breakage rates for outstanding points. Therefore, the Company utilized a breakage factor of zero percent as of June 30, 2019 in determining the estimated liability.